EXHIBIT 99.1
AUDIT COMMITTEE CHARTER
Purpose
The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company; (2) the independent registered public accounting firm’s qualifications, independence and performance; (3) the effectiveness and performance of the Company’s internal audit function and independent public accountants; and (4) the compliance by the Company with legal and regulatory requirements.
The Audit Committee also shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.
Committee Membership
The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence requirements of the Securities and Exchange Commission and the New York Stock Exchange. Each member of the Audit Committee shall meet the experience requirements of the New York Stock Exchange, and at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable rules of the Securities and Exchange Commission). Committee members shall not simultaneously serve on the audit committees of more than three other public companies.
The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating & Governance Committee. Audit Committee members may be replaced by the Board.
Committee Authority and Responsibilities
The Audit Committee is delegated all authority of the Board as may be required or advisable to fulfill the purposes of the Committee. Without limiting the generality of the preceding statements, the Audit Committee shall have authority, and is entrusted with the responsibility, to take the following actions:
The Audit Committee shall have the sole authority to appoint or replace the independent public accountants (subject, if applicable, to shareholder ratification), and shall approve all audit engagement fees and terms and all significant non-audit engagements with the independent public accountants. The Audit Committee shall consult with management but shall not delegate these responsibilities.
Before the independent public accountants are engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services is not required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. The Chairman of the Audit Committee has the authority to grant pre-approvals, provided such approvals are within the pre-approval policy and presented to the Committee at a subsequent meeting.
The Audit Committee shall meet as often as it determines is necessary or advisable, but not less frequently than quarterly. The Audit Committee may form and delegate authority to subcommittees when appropriate.
The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent public accountants to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall meet with management, the internal auditors and the independent public accountants in separate executive sessions at least quarterly. The Audit Committee may also, to the extent it deems necessary or appropriate, meet with the Company’s investment bankers or financial analysts who follow the Company.
The Audit Committee shall make regular reports to the Board.
The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.
The Audit Committee shall annually review the Audit Committee’s own performance and submit itself to a review and evaluation by the Board.
The Audit Committee, to the extent it deems necessary or appropriate, shall:
Financial Statement and Disclosure Matters
1.	Review and discuss with management and the independent public accountants the annual audited financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

2.	Review and discuss with management and the independent public accountants the Company’s quarterly financial statements prior to the filing of its Quarterly Report on Form 10-Q, including the results of the independent public accountants’ reviews of the quarterly financial statements and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

3.	Discuss with management and the independent public accountants (a) significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, (b) the development, selection and disclosure of critical accounting estimates, and (c) analyses of the effect of alternative treatments of financial information within GAAP on the Company’s financial statements.

4.	Discuss with the independent public accountants the report that such firm is required to make to the Audit Committee regarding: (a) all accounting policies and practices to be used that the independent public accountants identifies as critical; (b) all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed among management and the independent public accountants, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent public accountants; and (c) all other material written communications between the independent public accountants and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal control over financial reporting, the independent public accountants’ engagement letter, the independent public accountants’ independence letter, schedule of unadjusted audit differences and a listing of adjustments and classifications not recorded, if any.

5.	Discuss with management and the independent public accountants the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, and financial information and earnings guidance.

6.	Discuss with management and the independent public accountants the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

7.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8.	Discuss with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 as then in effect.

9.	Review with the independent public accountants any problems or difficulties the independent public accountants may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Audit Committee should consider reviewing with the independent public accountants are: (a) any accounting adjustments that were noted or proposed by the independent public accountants but were “passed” (as immaterial or otherwise); (b) any communications between the audit team and the independent public accountants’ national office respecting auditing or accounting issues presented by the engagement; and (c) any “management” or “internal control” letter issued, or proposed to be issued, by the independent public accountants to the Company.

Oversight of the Company’s Relationship with the Independent Public Accountants
10.	Review the experience and qualifications of the senior members of the independent public accounting team.
11.	Obtain and review a report from the independent public accountants at least annually describing (a) the public accounting firm’s internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent public accountants and the Company consistent with the applicable requirements of the Public Company Accounting Oversight Board regarding communications concerning independence. Evaluate the qualifications, performance and independence of the independent public accountants, including considering whether the public accounting firm’s quality controls are adequate and the provision of technology or other non-audit services to the Company is compatible with maintaining the public accountant’s independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the public accountant.

12.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent public accountants who were engaged on the Company’s account.

13.	Meet with the independent public accountants prior to the audit to discuss the scope, procedures to be followed, budgeting and staffing of the audit.

14.	Confirm with the independent public accountants that the firm is in compliance with the partner rotation requirements established by the Securities and Exchange Commission.

15.	Consider whether, in order to assure continuing independence of the independent public accountants, it is appropriate to adopt a policy of rotating the independent public accountants on a regular basis.

16.	Review and evaluate the lead partner of the independent public accountants.

17.	Oversee the resolution of any disagreements between the Company’s management and the independent public accountants regarding financial reporting.

Oversight of the Company’s Internal Audit Function
18.	Review and advise the Board on the appointment and replacement of the Company’s internal auditor.

19.	Review the significant reports to management prepared by the internal auditor and management’s responses.

20.	Discuss with the internal auditor its responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.
Compliance Oversight Responsibilities
21.	Obtain from the independent public accountants assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

22.	Obtain reports from management, the Company’s internal auditor and the independent public accountants that the Company and its subsidiary are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics.

23.	Adopt policies and procedures governing the review, approval or ratification of transactions with related persons that are reportable under Item 404(a) of Regulation S-K, and review for approval or ratification all transactions with related persons reportable under Item 404(a) of Regulation S-K in accordance with such policies and procedures.

24.	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

25.	Discuss with management and the independent public accountants any correspondence from or with regulators or governmental agencies, any employee complaints or published reports that raise material issues regarding the Company’s financial statements, financial reporting process accounting policies or internal audit function.

26.	Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

27.	The Audit Committee shall request assurances from management, the independent public accountants and the Company’s internal auditors that any foreign subsidiaries and/or foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated party transactions.

28.	The Audit Committee shall meet separately with management on a periodic basis to discuss matters related to the Company’s internal control over financial reporting and other matters related to the Company’s internal audit function.

29.	The Audit Committee shall review and discuss with management and the independent public accountants the Company’s report on internal control over financial reporting prior to filing the Company’s Annual Report on Form 10-K.

30.	The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Audit Committee shall also establish procedures for the confidential and anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

31.	The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding potential violations of applicable laws, rules and regulations or of the Company’s codes, policies and procedures. The Audit Committee shall also establish procedures for the confidential and anonymous submission by employees of the Company of concerns regarding questionable compliance matters.

32.	The Audit Committee shall prepare for inclusion in the Company’s proxy statement for its annual meeting of stockholders the report required by the rules of the Securities and Exchange Commission.

33.	The Audit Committee shall review annually the adequacy and succession planning of the Company’s accounting and financial personnel.

34.	The Audit Committee shall review disclosures by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein.
Limitation of Audit Committee’s Role
While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent public accountants.
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This Charter will be posted on the Company’s website as required by applicable rules and regulations. In addition, the Company will disclose in its proxy statement for its annual meeting of stockholders that a copy of this Charter is available on the Company’s website.
Amended and Restated August 13, 2009.